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                                                                 EXHIBIT 10(xii)

                                AMENDMENT TO THE

                                  BORDEN, INC.

                         1994 MANAGEMENT INCENTIVE PLAN

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RESOLVED:         That the Borden, Inc. 1994 Management Incentive Plan is
                  amended by substituting "300%" for "100%" in both places where it appears in Section 5.04 of the Plan and by adding to the definition of "Subsidiary" in Section 14 of the Plan the phrase "or by an entity owning 50% or more of the Company".

Approved and adopted by Borden, Inc.'s sole shareholder Borden Holdings, Inc. this 22nd day of March 1996.



BORDEN HOLDINGS, INC.




By: /s/C. Robert Kidder
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